EXHIBIT 10.19
                            INDEMNIFICATION CONTRACT
                            ------------------------


        This Agreement, made and entered into as of this __ day of ___________, 1996 ("Agreement"), by and between BOSTON BIOMEDICA, INC., a Massachusetts corporation (the "Company"), and ( ) (the "Indemnitee").

        WHEREAS, highly competent persons are becoming more reluctant to serve corporations as directors, officers or in other capacities unless they are provided with adequate protection through insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation; and

        WHEREAS, the current impracticability of obtaining adequate insurance and the uncertainties relating to indemnification have increased the difficulty of attracting and retaining such persons; and

        WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

        WHEREAS, Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of the Company on the condition that Indemnitee be indemnified to the fullest extent permitted.

        NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:


                                    ARTICLE I

                                   Definitions
                                   -----------

        For purposes of this Agreement the following terms shall have the meanings indicated:

        1.01    "Board" shall mean the Board of Directors of the Company.

        1.02 "Corporate Status" describes the status of a person who is or was a director, officer, employee, agent, trustee or fiduciary of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other Enterprise which such person is or was serving at the express written request of the Company.

        1.03 "Court" means the court in which the Proceeding in respect of which indemnification is sought by the Indemnitee shall have been brought or is pending, or another court having subject matter jurisdiction and personal jurisdiction over the parties.






        1.04 "Disinterested Director" means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

        1.05 "Enterprise" shall mean the Company and any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the express written request of the Company as a director, officer, employee, agent, trustee or fiduciary.

        1.06 "Expenses" shall include, without limitation, all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, facsimile transmission charges, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating or being or preparing to be a witness in a Proceeding.

        1.07 "Good Faith" shall mean Indemnitee having acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or, in the case of an Enterprise which is an employee benefit plan, the best interests of the participants or beneficiaries of said plan, as the case may be, and, with respect to any Proceeding which is criminal in nature, having had no reasonable cause to believe Indemnitee's conduct was unlawful.

        1.08 "Improper Personal Benefit" shall include, but not be limited to, the personal gain in fact by reason of a person's Corporate Status of a financial profit, monies or other advantage not also accruing to the benefit of the Company or to the stockholders generally and which is unrelated to his usual compensation including, but not limited to, (i) in exchange for the exercise of influence over the Company's affairs, (ii) as a result of the diversion of corporate opportunity, or (iii) pursuant to the use or communication of confidential or inside information for the purpose of generating a profit from trading in the Company's securities. Notwithstanding the foregoing, "Improper Personal Benefit" shall not include any benefit, directly or indirectly, related to actions taken in order to evaluate, discourage, resist, prevent or negotiate any transaction with or proposal from any person or entity seeking control of, or a controlling interest in, the Company.

        1.09 "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and may include law firms or members thereof that are regularly retained by the Company but not any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the standards of professional conduct then prevailing and applicable to such counsel, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

        1.10 "Officer" means the president, vice presidents, treasurer, assistant treasurer(s), clerk, assistant clerk and such other executive officers as are appointed by the board of directors of the Company or any other Enterprise, as the case may be.

        1.11 "Proceeding" includes any action, suit, arbitration, alternate dispute resolution mechanism, investigation (including any internal corporate investigation), administrative hearing or any other actual, threatened or completed proceeding, whether civil, criminal, administrative or investigative, other than one initiated by Indemnitee. For purposes of the foregoing sentence, a "Proceeding" shall not be deemed to have been initiated by Indemnitee where Indemnitee seeks, pursuant to Article VIII of this Agreement, to enforce Indemnitee's rights under this Agreement.

                                   ARTICLE II

                                Term of Agreement
                                -----------------

        This Agreement shall continue until and terminate upon the later of: (i) ten (10) years after the date that Indemnitee shall have ceased to serve as a director, officer, employee, agent, trustee or fiduciary of the Company or of any other Enterprise; or (ii) the final termination of all pending Proceedings in respect of which Indemnitee is granted rights of indemnification or advancement of expenses hereunder and of any proceeding commenced by Indemnitee pursuant to Article VIII of this Agreement relating thereto.

                                   ARTICLE III

                  Services by Indemnitee, Notice of Proceedings
                  ---------------------------------------------

        3.01 Services. Indemnitee agrees to serve or continue to serve as a Director or Officer of the Company for so long as he is duly elected or appointed. Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law).

        3.02 Notice of Proceeding. Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder, but the omission so to notify the Company shall not relieve the Company from its obligations hereunder.

                                   ARTICLE IV

                                 Indemnification
                                 ---------------

        4.01 In General. In connection with any Proceeding, the Company shall indemnify and advance Expenses to Indemnitee serving as a Director of the Company, and may, at the discretion of the Board, indemnify and advance Expenses to Indemnitee serving as an Officer of the Company, as provided in this Agreement and to the fullest extent permitted by applicable law in effect on the date hereof and to such greater extent as applicable law may hereafter from time to time permit.

        4.02 Proceedings Other Than Proceedings by or in the Right of the Company. Indemnitee shall be entitled, subject to Section 4.01 hereof, to the rights of indemnification provided in this Section 4.02 if, by reason of Indemnitee's Corporate Status, Indemnitee is, or is threatened to be made, a party to or is otherwise involved in any Proceeding, other than a Proceeding by or in the right of the Company. Indemnitee shall be indemnified, subject to
Section 4.01 hereof, against Expenses, judgments, penalties, fines and amounts paid in settlement, actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in Good Faith and such Indemnitee has not been adjudged during the course of such Proceeding to have derived an Improper Personal Benefit from the transaction or occurrence forming the basis of such Proceeding.

        4.03    Proceedings by or in the Right of the Company.

        (a) Indemnitee shall be entitled, subject to Section 4.01 hereof, to the rights of indemnification provided in this Section 4.03 if, by reason of Indemnitee's Corporate Status, Indemnitee is, or is threatened to be made, a party to or is otherwise involved in any Proceeding brought by or in the right of the Company to procure a judgment in its favor. Indemnitee shall be indemnified, subject to Section 4.01 hereof, against Expenses, judgments, penalties, and amounts paid in settlement, actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection with such Proceeding if Indemnitee acted in Good Faith and such Indemnitee has not been adjudged during the course of such Proceeding to have derived an Improper Personal Benefit from the transaction or occurrence forming the basis of such Proceeding. Notwithstanding the foregoing, no such indemnification shall be made in respect of any claim, issue or matter in such Proceeding as to which Indemnitee shall have been adjudged to be liable to the Company if applicable law prohibits such indemnification; provided, however, that, if applicable law so permits, indemnification shall nevertheless be made by the Company in such event if and only to the extent that the Court which is considering the matter shall so determine.

        4.04 Indemnification of a Party Who is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of Indemnitee's Corporate Status, a party to or is otherwise involved in and is successful, on the merits or otherwise, in any Proceeding, Indemnitee shall be indemnified, subject to Section 4.01 hereof, to the maximum extent permitted by law, against all Expenses, judgments, penalties, fines, and amounts paid in settlement, actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee, subject to Section 4.01 hereof, to the maximum extent permitted by law, against all Expenses, judgments, penalties, fines, and amounts paid in settlement, actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section 4.04 and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

        4.05 Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of Indemnitee's Corporate Status, a witness in any Proceeding, Indemnitee shall be indemnified, subject to Section 4.01 hereof, against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection therewith.


                                    ARTICLE V

                             Advancement of Expenses
                             -----------------------

        Notwithstanding any provision to the contrary in Article VI, the Company (acting through the President or any Vice President of the Company) shall advance all reasonable Expenses which, by reason of Indemnitee's Corporate Status, were incurred by or on behalf of Indemnitee serving as a Director of the Company in connection with any Proceeding, within thirty (30) days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances, whether prior to or after final disposition of such Proceeding. Notwithstanding any provision to the contrary in Article VI, the Company (acting through the President or any Vice President of the Company) may, at the discretion of the Board, advance all reasonable Expenses which, by reason of Indemnitee's Corporate Status, were incurred by or on behalf of Indemnitee serving as an Officer of the Company in connection with any Proceeding, within thirty (30) days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and shall include or be preceded or accompanied by an undertaking by or on behalf of Indemnitee to repay any Expenses if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses. Any advance and undertakings to repay pursuant to this Article V shall be unsecured and interest free. Advancement of Expenses pursuant to this Article V made to an Indemnitee serving as a Director of the Company shall not require approval of the Board of Directors or the stockholders of the Company, or of any other person or body. The Clerk of the Company shall promptly advise the Board in writing of the request for advancement of Expenses, of the amount and other details of the advance and of the undertaking to make repayment pursuant to this Article V.


                                   ARTICLE VI

  Procedures for Determination of Entitlement to Indemnification and Defense of
  -----------------------------------------------------------------------------
                                     Claims
                                     ------

        6.01 Initial Request. To obtain indemnification under this Agreement (other than advancement of Expenses pursuant to Article V), Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonable necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Clerk of the Company shall promptly advise the Board in writing that Indemnitee has requested indemnification.

        6.02 Method of Determination. A determination (if required by applicable law in the specific case) with respect to Indemnitee's entitlement to indemnification shall be made (a) by the Board by a majority vote of a quorum consisting of Disinterested Directors, or (b) in the event that a quorum of the Board consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee, or (c) by the holders of a majority of the votes of the outstanding stock at the time entitled to vote on matters other than the election or removal of directors, voting as a single class, including the stock of the Covered Person seeking indemnification.

        6.03 Selection, Payment, Discharge, of Independent Counsel. In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 6.02 of this Agreement, the Independent Counsel shall be selected, paid, and discharged in the following manner:

                (a) The Independent Counsel shall be selected by the Board, and the Company shall give written notice to Indemnitee advising Indemnitee of the identity of the Independent Counsel so selected.

                (b) Following the initial selection described in clause (a) of this Section 6.03, Indemnitee may, within seven (7) days after such written notice of selection has been given, deliver to the Company a written objection to such selection. Such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in Section 1.10 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If such written objection is made, the Independent Counsel so selected may not serve as Independent Counsel unless and until a court has determined that such objection is without merit.

                (c) Either the Company or Indemnitee may petition a Court if the parties have been unable to agree on the selection of Independent Counsel within twenty (20) days after submission by Indemnitee of a written request for indemnification pursuant to Section 6.01 of this Agreement. Such petition may request a determination whether an objection to the party's selection is without merit and/or seek the appointment as Independent Counsel of a person selected by the Court or by such other person as the Court shall designate. A person so appointed shall act as
                         Independent   Counsel   under   Section  6.02  of  this
                         Agreement.

                (d) The Company shall pay any and all reasonable fees of Independent Counsel and expenses incurred by such Independent Counsel in connection with acting pursuant to this Agreement, and the Company shall pay all reasonable fees and expenses incident to the procedures of this Section 6.03, regardless of the manner in which such Independent Counsel was selected or appointed.

                (e) Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 8.02 of this Agreement, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

        6.04 Cooperation. Indemnitee shall cooperate with the person, persons or entity making the determination with respect to Indemnitee's entitlement to indemnification under this Agreement, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

        6.05 Defense of Claim. With respect to any Proceeding to which Indemnitee shall have requested indemnification in accordance with Section 6.01:

                (a) The Company will be entitled to participate in the defense at its own expense.

                (b) Except as otherwise provided below, the Company jointly with any other indemnifying party will be entitled to assume the defense with counsel reasonably satisfactory to Indemnitee. After notice from the Company to the Indemnitee of its election to assume the defense of a suit, the Company will not be liable to the Indemnitee under this Agreement for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense of the Proceeding other than reasonable costs of investigation or as otherwise provided below. The Indemnitee shall have the right to employ his own counsel in such Proceeding but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Company, (ii) the Indemnitee shall have concluded reasonably that there may be a conflict of interest between the Company and the Indemnitee in the conduct of the defense of such action and such conclusion is confirmed in writing by the Company's outside counsel regularly employed by it in connection with corporate matters or (iii) the Company shall not in fact have employed counsel to assume the defense of such Proceeding, in each of which cases the fees and expenses of counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or in the right of the Company or as to which the Indemnitee shall have made the conclusion provided for in (ii) above and such conclusion shall have been so confirmed by the Company's said outside counsel.

                (c) Notwithstanding any provision of this Agreement to the contrary, the Company shall not be liable to indemnify the Indemnitee under this Article of any amounts paid in settlement of any Proceeding or claim effected without its written consent. The Company shall not settle any Proceeding or claim in any manner which would impose any penalty, limitation or disqualification of the Indemnitee for any purpose without the Indemnitee's written consent. Neither the Company nor the Indemnitee will unreasonably withhold their consent to any proposed settlement.

        6.06 Payment. If it is determined that Indemnitee is entitled to indemnification not covered by defense of the claim afforded under Section 6.05 above, payment to Indemnitee shall be made within ten (10) days after such determination.


                                   ARTICLE VII

                 Presumptions and Effect of Certain Proceedings
                 ----------------------------------------------

        7.01 Burden of Proof. In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 6.01 of this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

        7.02 Effect of Other Proceedings. The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of guilty or of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in Good Faith.

        7.03 Reliance as Safe Harbor. For purposes of any determination of Good Faith, Indemnitee shall be deemed to have acted in Good Faith if Indemnitee's action is based on the records or books of account of the Enterprise, including financial statements, or on information supplied to Indemnitee by the Officers of the Enterprise in the course of their duties, or on the advice of legal counsel for the Enterprise or on information or records given or reports made to the Enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Enterprise. The provisions of this Section 7.03 shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

        7.04 Actions of Others. The knowledge and/or actions, or failure to act, of any Director, Officer, employee, agent, trustee or fiduciary of the Enterprise shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.


                                  ARTICLE VIII

                             Remedies of Indemnitee
                             ----------------------

        8.01 Application. This Article VIII shall apply in the event of a Dispute. For purposes of this Article, "Dispute", shall mean any of the following events:

                (a)      a determination  is made pursuant to Article VI of this
                         Agreement   that   Indemnitee   is  not   entitled   to
                         indemnification under this Agreement;

                (b)      advancement  of Expenses is not timely made pursuant to
                         Article V of this Agreement;

                (c)      the determination of entitlement to be made pursuant to
                         Section 6.02 of this Agreement has not been made within sixty (60) days after receipt by the Company of the request for indemnification;

                (d)      payment  of  indemnification  is not made  pursuant  to
                         Section 4.05 of this Agreement within ten (10) days after receipt by the Company of a written request therefor; or

                (e) notice of election by the Company to assume defense of a claim as provided for in Section 6.05 or payment of indemnification, as the case may be, is not given or made within ten (10) days after a determination has been made that Indemnitee is entitled to indemnification or such determination is deemed to have been made pursuant to Article VI of this Agreement.

        8.02 Adjudication. In the event of a Dispute, Indemnitee shall be entitled to an adjudication in an appropriate Court of Indemnitee's entitlement to such indemnification or advancement of Expenses. Alternatively, Indemnitee, at Indemnitee's option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association. Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within one hundred eighty (180) days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this
Section 8.02. The Company shall not oppose Indemnitee's right to seek any such adjudication or award in arbitration.

        8.03 De Novo Review. In the event that a determination shall have been made pursuant to Article VI of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Article VIII shall be conducted in all respects as a de novo trial, or arbitration, on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination. In any such proceeding or arbitration, the Company shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

        8.04 Company Bound. If a determination shall have been made or deemed to have been made pursuant to Article VI of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration absent (i) a misstatement by Indemnitee of a material fact, or any omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

        8.05 Procedures Valid. The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Article VIII that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

        8.06 Expenses of Adjudication. In the event that Indemnitee, pursuant to this Article VIII, seeks a judicial adjudication of or an award in arbitration to enforce Indemnitee's rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all expenses (of the types described in the definition of Expenses in Section 1.08 of this Agreement) actually and reasonably incurred by Indemnitee in such adjudication or arbitration, but only if Indemnitee prevails therein. If it shall be determined in such adjudication or arbitration that Indemnitee is entitled to receive part but not all of the indemnification or advancement of Expenses sought, the expenses incurred by Indemnitee in connection with such adjudication or arbitration shall be appropriately prorated.


                                   ARTICLE IX

                     Non-Exclusivity, Insurance, Subrogation
                     ---------------------------------------

        9.01 Non-Exclusivity. The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Amended and Restated Articles of Organization, the By-Laws, any agreement, a vote of shareholders or a resolution of directors, or otherwise. No amendment, alteration, rescission or replacement of this Agreement or any provision hereof shall be effective as to Indemnitee with respect to any action taken or omitted by such Indemnitee in Indemnitee's Corporate Status prior to such amendment, alteration, rescission or replacement.

        9.02 Insurance. The Company may maintain an insurance policy or policies against liability arising out of this Agreement or otherwise.

        9.03 Subrogation. In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

        9.04 No Duplicative Payment. The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.


                                    ARTICLE X

                               General Provisions
                               ------------------

        10.01 Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and Indemnitee's legal representatives, heirs, executors and administrators.

        10.02 Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever:

                  (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and

                  (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

        10.03 No Adequate Remedy. The parties declare that it is impossible to measure in money the damages which will accrue to either party by reason of a failure to perform any of the obligations under this Agreement. Therefore, if either party shall institute any action or proceeding to enforce the provisions hereof, such party against whom such action or proceeding is brought hereby waives the claim or defense that such party has an adequate remedy at law, and such party shall not urge in any such action or proceeding the claim or defense that the other party has an adequate remedy at law.

        10.04 Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

        10.05 Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

        10.06 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, (ii) sent by prepaid commercial overnight courier, or (iii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

      If to Indemnitee, to:         As shown with Indemnitee's
                                    Signature below.

      If to the Company, to:        BOSTON BIOMEDICA, INC.

                                    375 West Street
                                    West Bridgewater, Massachusetts 02379
                                    Attention:  Richard T. Schumacher, President

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

        10.07 Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts without application of the conflict of laws principles thereof.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the __ day of ________, 1996.

                                            BOSTON BIOMEDICA, INC.


                                            By: ___________________________
                                                Richard T. Schumacher, President


                                           INDEMNITEE


                                           -------------------------------
                                           Name:

                                           Address:  _______________________
                                                     _______________________
                                                     _______________________